EXHIBIT 10.26

June  29, 1995



Mr. Michael Cleary
PINNACLE
924 Avenue J East
Grand Prairie, TX  75050

Dear  Michael:

SUBJECT:  PINNACLE NEW LICENSING AGREEMENT
          --------------------------------

This letter will serve as your letter of intent for NFL Properties to renew Pinnacle's license to manufacture and distribute NFL trading cards. The terms and conditions outlined below include the transfer of license for Action Packed. NFL Properties approves and acknowledges your recent purchase of Action Packed and a consolidation of their existing NFL license with your renewal.

The following are the terms and conditions of your new license:

     Term:     4/1/95 - 3/31/96
               4/1/96- 3/31/97
               4/1/97- 3/31/98

     Term I    Advance:                **
               Guarantee:              **
               Ad Co-Op:               **
               SB Card Show/:          **
               NFL Publications
               Brands:                 Score, Pinnacle, Select, Sportflix,
                                       QB Club, 3 Action Packed releases

     Term II:  Advance:                **
               Guarantee:              **
               Ad Co-Op:               **
               SB Card Show/:          **
               NFL Publications
               Brands:                 Score, Pinnacle, Select, Sportflix,
                                       QB Club, 3 Action Packed releases

_______________
** Confidential information deleted.








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     Term III: Advance:                **
               Guarantee:              **
               Ad Co-Op:               **
               SB Card Show/:          **
               NFL Publications
               Brands:                 Score, Pinnacle, Select, Sportflix,
                                       QB Club, 3 Action Packed releases


               Royalty Rate:           **

               Territory:              United States and Canada

               Royalty Reports:        Monthly


Pinnacle will only be able to do a QB Club set in the third term if they retain their rights as the exclusive trading card sponsor of the Club. Additionally Pinnacle will be required to spend the ** that Action Packed would have paid NFLP in required spending for this coming season on a mutually agreeable NFLP development program in 1996.

Your recent international proposal is under review. If approved this will require a separate license, and therefore is not included on this letter of intent. If you have any questions, please do not hesitate to call.

Sincerely,

NFL PROPERTIES, INC.



     /s/ Colin Hagen
 ---------------------------------
Colin Hagen
Senior Licensing Manager

cc:  J. Connelly, G.  Goldberg


________________
** Confidential information deleted.










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